                         Oppenheimer Municipal Bond Fund
                      Supplement dated May 30, 2002 to the
                       Prospectus dated November 28, 2001

This supplement replaces the Fund's prospectus supplement dated February 6, 2002.

The Prospectus is changed as follows:

1.   The paragraph titled "THE FUND'S PRINICPAL INVESTMENT  POLICIES?" on page 8 of the  prospectus  is  changed  by adding  the  following  after the third sentence of the paragraph:

Securities  that generate  income subject to alternative  minimum tax (AMT) will count towards the 80% municipal securities requirement."

2.   The Average  Annual Total  Returns  chart on page 5 is deleted and replaced with the following:

                                                                    5 Years          10 years
Average Annual Total Returns                                   (or life of class,  (or life of
For the periods ended December 31, 2000              1 Year         if less)          class,
                                                                                     if less)
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class A Shares 1                                     2.85%           3.55%            5.95%
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Lehman Brothers Municipal Bond Index (from           11.68%          5.84%            7.32%
12/31/90)
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class B Shares (inception 3/16/93)                   2.06%           3.43%            4.40%
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class C Shares (inception 8/29/95)                   6.06%           3.75%            4.57%
--------------------------------------------------
(1)      inception 10/27/76
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of
4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-years); for Class C, the 1% contingent deferred sales charge for the 1-year period.  Because Class B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman
Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index performance reflects investment of income but does not consider transaction costs.  The Fund's investments may vary from the securities in the index.

3.       The footnote under the table, "Annual Fund Operating Expenses" on page 6 of the prospectus is deleted and replaced with the following:

                  The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agency fees to
                  0.35% per annum, effective October 1, 2001.  That undertaking may be amended or withdrawn at any time.
                  Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

4.       In the section "About Your Account-Which Class of Shares Should You Choose- How Long Do You Expect to Hold Your Investment?"
     on page 14, the last sentence of that paragraph should be deleted and replaced with the following:

         For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time or higher class-based expenses on shares of Class B or Class C.

May 30, 2002                                                                            PS0310.020